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July 1, 2008
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Fund Profile

T. Rowe Price

Industry-Focused Equity Funds

A family of stock funds seeking long-term capital growth by maintaining industry-focused portfolios.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

T. Rowe Price Developing Technologies Fund, Inc. — PRDTX
T. Rowe Price Financial Services Fund, Inc. — PRISX
T. Rowe Price Global Technology Fund, Inc. — PRGTX
T. Rowe Price Health Sciences Fund, Inc. — PRHSX
T. Rowe Price Media & Telecommunications Fund, Inc. — PRMTX
T. Rowe Price New Era Fund, Inc. — PRNEX
T. Rowe Price Real Estate Fund, Inc. — TRREX
T. Rowe Price Science & Technology Fund, Inc. — PRSCX

What is each fund`s objective?

Fund	Objective	Expected risk relative to one another
Developing Technologies	Long-term capital growth.	Highest
Financial Services	Long-term growth of capital and a modest level of income.	Higher
Global Technology	Long-term capital growth.	Highest
Health Sciences	Long-term capital appreciation.	Highest
Media & Telecommunications	Long-term capital growth through the common stocks of media, technology, and telecommunications companies.	Highest
New Era	Long-term capital growth primarily through the stocks of natural resource or basic commodity companies and also selected nonresource growth companies.	Moderate
Real Estate	Long-term growth through a combination of capital appreciation and current income.	Moderate
Science & Technology	Long-term capital appreciation.	Highest

Table 1  Industry-Focused Equity Funds Comparison Guide

What is each fund`s principal investment strategy?

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The essential characteristics of each fund`s investment strategy are summarized on the following pages. While each fund takes a unique approach, the funds share many strategies. None of the funds have a restriction on market capitalization—shares outstanding multiplied by share price—although (as described next) some concentrate assets on a particular market cap range.
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Developing Technologies Fund

  Normally invests at least 80% of net assets in common stocks of companies we expect to generate a majority of their revenues from the advancement and use of developing technologies. Our primary emphasis will be on emerging companies that are developing new technologies and services with attractive long-term growth prospects, in our view. The portfolio may also contain stocks of companies with more proven records of developing and marketing breakthroughs in technology.

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  Fund Profile

  We will invest across a broad range of small, medium, and large companies, although our initial emphasis will primarily be on emerging technology stocks with higher growth potential than may be possible with established technology companies.

  Stock selection emphasizes a growth approach based on comprehensive research that evaluates a company`s prospects for above-average, sustainable earnings growth.

  The fund may look for opportunities to invest in suitable developing technology companies through initial public offerings (IPOs). The portfolio may include companies that are not directly involved in technology research and development but that should benefit from advances in the field.

  Up to 30% of assets may be invested in foreign stocks of companies in established and developing countries.

  Developing technology companies. Some of the industries likely to be included in the portfolio are:

  communications - voice, data, and wireless;

  Internet infrastructure - hardware, software, and networking equipment;

  semiconductors - components and equipment;

  computers - hardware and software; and

  e-commerce (companies doing business through the Internet) and data processing services.

  Financial Services Fund

  Normally invests at least 80% of net assets in the common stocks of companies in the financial services industry. In addition, the fund may invest in companies deriving substantial revenues (at least 50%) from conducting business with the industry, such as providers of financial software.

  Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  The fund may use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager will seek companies whose current stock prices appear undervalued in terms of earnings, projected cash flow, or asset value per share; that have growth potential temporarily unrecognized by the market; or that may be temporarily out of favor.

  Many fund holdings are expected to pay a dividend.

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  Fund Profile

  Financial services companies. For purposes of selecting investments, we define the financial services industry broadly. It includes (but is not limited to) the following:

  regional and money-center banks;

  insurance companies;

  home, auto, and other specialty finance companies;

  securities brokerage firms and electronic trading networks;

  investment management firms;

  publicly traded, government-sponsored financial enterprises;

  thrift and savings banks;

  financial conglomerates;

  foreign financial services companies; and

  electronic transaction processors for financial services companies.

  Global Technology Fund

  Normally invests at least 80% of net assets in the common stocks of companies we expect to generate a majority of their revenues from the development, advancement, and use of technology. Our primary emphasis is on the common stocks of what we consider to be leading technology companies around the world. We will normally seek to invest a minimum of 30% of the portfolio in established and emerging foreign markets and the balance in the U.S. However, the amount of the fund invested in foreign securities will vary and could be substantially less than 30%, depending on the manager`s view of opportunities overseas versus those in the U.S.

  The growth of the Internet and the widespread availability of communications services are breaking down regional boundaries. Therefore, we will seek to invest across a broad range of global enterprises.

  Stock selection generally reflects a growth approach based on intensive research that assesses a company`s fundamental prospects for above-average earnings.

  Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

  The fund may invest in suitable technology companies through initial public offerings (IPOs).

  Global technology companies. Some of the industries and companies likely to be included in the portfolio are:

  communications - voice, data, and wireless;

  Internet infrastructure - hardware, software, and networking equipment;

  semiconductors - components and equipment;

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  Fund Profile

  computer - hardware and software;

  e-commerce (companies doing business through the Internet) and data processing services; and

  media and entertainment.

  Health Sciences Fund

  Normally invests at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

  While the fund can invest in companies of any size, the majority of fund assets are expected to be invested in large- and mid-capitalization companies.

  The fund will use fundamental, bottom-up analysis that seeks to identify high-
  quality companies and the most compelling investment opportunities.

  In general, the fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach that gives preference to seemingly undervalued companies may be emphasized.

  Health sciences companies. We divide the health sciences industry into four main areas:

  pharmaceutical companies;

  health care services companies;

  products and devices providers; and

  biotechnology firms.

  Our allocation among these four areas will vary depending on the relative potential we see within each area and the outlook for the overall health sciences sector.

  Media & Telecommunications Fund

  Normally invests at least 80% of net assets in the common stocks of media and telecommunications companies.

  Generally, the fund invests in companies in the large- to mid-capitalization range.

  Stock selection is based on fundamental, bottom-up analysis that seeks to identify companies with good appreciation prospects.

  The fund may use both growth and value approaches to stock selection. In the growth area, the manager seeks companies with capable management, attractive business niches, sound financial and accounting practices, and a demonstrated ability to increase revenues, earnings, and cash flow consistently. In the value area, the manager seeks companies whose current stock prices appear underval

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  Fund Profile

  ued in terms of earnings, projected cash flow, or asset value per share, that have growth potential temporarily unrecognized by the market, or whose stock prices may be temporarily depressed.

  Fund investments may be in U.S. or non-U.S. companies and may also include futures and options as well as other investments in keeping with the fund`s objective.

  Media and telecommunications companies. These include companies engaged in any facet of media and telecommunications, including:

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  publishing;

  movies;

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  cable/satellite TV;
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  telephones;

  cellular services; and

  technology and equipment.

  New Era Fund

  Normally invests a minimum of two-thirds of fund assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation.

  The fund will also invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources.

  The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation.

  When selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

  At least half of fund assets will be invested in U.S. securities, but up to 50% of total assets may be invested in foreign securities.

  Natural resource companies. The fund`s natural resource holdings typically own, develop, refine, service, or transport resources, including:

  energy;

  metals;

  forest products;

  real estate; and

  other basic commodities.

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  Fund Profile

  Real Estate Fund

  Normally invests at least 80% of net assets in the equity securities of real estate companies.

  Our definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least 50% of assets to, real estate activities.

  Up to 20% of fund assets may be invested in companies deriving a substantial portion of revenues or profits from servicing real estate firms, as well as in companies unrelated to the real estate business.

  The fund will not own real estate directly.

  Stock selection is based on fundamental, bottom-up analysis that generally seeks to identify high-quality companies with both good appreciation prospects and income-producing potential.

  Factors considered by the portfolio manager in selecting stocks include one or more of the following: relative valuation; free cash flow; undervalued assets; quality and experience of management; type of real estate owned; and the nature of a company`s real estate activities.

  Real estate companies. The fund is likely to maintain a significant portion of assets in real estate investment trusts (REITs). REITs pool money to invest in properties (equity REITs) or mortgages (mortgage REITs). The fund generally invests in equity REITs. Other investments in the real estate industry may include:

  real estate operating companies, brokers, developers, and builders of residential, commercial, and industrial properties;

  property management firms;

  finance, mortgage, and mortgage servicing firms;

  construction supply and equipment manufacturing companies; and

  firms dependent on real estate holdings for revenues and profits, including lodging, leisure, timber, mining, and agriculture companies.

  Science & Technology Fund

  Normally invests at least 80% of net assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and/or technology.

  Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology.

  Investment may also include companies that should benefit from technological advances even if they are not directly involved in research and development.

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  Fund Profile

  Stock selection generally reflects a growth approach based on intensive research that assesses a company`s fundamental prospects for above-average earnings.

  The fund may invest in suitable technology companies through initial public offerings (IPOs).

  Science and technology companies. Some of the companies likely to be included in the portfolio operate in such industries as:

  electronics, including hardware, software, and components;

  communications;

  e-commerce (companies doing business through the Internet);

  information services;

  media;

  life sciences and health care;

  environmental services;

  chemicals and synthetic materials; and

  defense and aerospace.

  All funds

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  In pursuing its investment objective, each fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described on the previous pages, when it perceives an unusual opportunity for gain. These special situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
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  While most assets will be invested in U.S. common stocks (except as previously noted for the Global Technology and Media & Telecommunications Funds), the funds may invest in other securities, including foreign stocks, and use futures and options in keeping with fund objectives.

  Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by a fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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  Fund Profile

  Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the funds?

  As with all equity funds, each fund`s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held by the funds may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, each fund`s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

  Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. The use of futures and options, if any, subjects the funds to additional volatility and potential losses.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in the funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  The funds are exposed to additional risks, such as those associated with the qualities of the industries they invest in, that could adversely affect their share prices. These risks are summarized as follows.

  Developing Technologies Fund

  An investment in the fund entails substantial risk. Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. Therefore, the prospects for superior gains are balanced by the possibility of above-average losses.

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  It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition, or their products could quickly become obsolete in a rapidly developing marketplace.
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  Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.
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  A portfolio focused primarily on these types of stocks is likely to be much more volatile than one with broader diversification that includes investments in diverse economic sectors. These risks are increased by significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history, and their stocks may lack liquidity.
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  Foreign stock holdings may lose value because of declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones.

  Financial Services Fund

  Since the fund will be concentrated in the financial services industry, it will be less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. Generally, the fund represents greater potential risk than a more diversified fund, although the dividends paid by financial services companies moderate this risk to some extent.

  Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

  Many companies in this field can possess growth characteristics, but the industry is not generally perceived to be dynamic or aggressive, which could dampen fund performance compared with more aggressive funds.

  The fund`s investments in growth stocks could result in greater volatility because of the generally higher valuations of these stocks. The fund`s use of the value approach carries the risks that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

  Global Technology Fund

  Since this fund is focused on technology industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility.

  Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappoint

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  Fund Profile

  ments and intense competition for market share can result in sharp price declines.

  The level of risk will rise to the extent that the fund has significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history, and their stocks may lack liquidity and be very volatile.

  Since the fund can invest a sizable portion of its assets in foreign securities, it will be subject to the risk that some holdings will lose value because of declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones.

  Health Sciences Fund

  Since this fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care.

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  Developments that could adversely affect the fund`s share price include increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.
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  Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

  The level of risk will be increased to the extent that the fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

  Writing call options on securities that it owns exposes the fund to the risk that it will have to sell those securities at a price below their market value and forgo the benefit otherwise available from an increase in the value of the securities. Writing put options exposes the fund to the risk that it will have to purchase securities at a price above their market value and can increase fund losses if the value of the securities declines. Losses associated with these risks can exceed any premium income received by the fund for writing options.

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  Fund Profile

  Media & Telecommunications Fund

  Since the fund is focused on the media and telecommunications industries, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility.

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  Companies in these industries are subject to the risks of rapid obsolescence of their products or services, lack of investor or consumer acceptance, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, intense competition, and a dependency on patent and copyright protection. Likewise, if the portfolio has substantial exposure to mid-cap companies, it would be subject to the greater volatility of those stocks compared with larger companies.
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  Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security`s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

  Foreign stock holdings may lose value because of declining foreign currencies, political instability, economic decline, illiquid markets, and governmental interference associated with various foreign markets, especially developing ones.

  New Era Fund

  The fund is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable to its sector. For instance, since the fund attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns.

  The rate of earnings growth of natural resource companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall, and real estate companies can be influenced by interest rates and other factors.

  The fund`s investments in foreign securities, or even in U.S. companies with significant overseas investments may lose value because of declining foreign currencies or adverse political or economic events overseas. Currency risks may be somewhat reduced because many commodities markets are dollar based, but exposure to foreign political and economic risk is heightened by investments in companies with operations in emerging markets.

  Real Estate Fund

  The fund is concentrated in the real estate industry and, as a result, is less diversified than stock funds investing in a broader range of industries. Therefore, its price could fall in value when trends are perceived as unfavorable for the real estate industry, although the income offered by some real estate companies may

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  Fund Profile

  help moderate this risk. For example, changes in the tax laws, overbuilding, environmental issues, the quality of property management (in the case of REITs), and other factors could hurt the fund.

  Real estate is affected by general economic conditions. When growth is slowing, demand for property decreases and prices may decline. Rising interest rates, which drive up mortgage and financing costs, can restrain construction and buying and selling activity and may reduce the appeal of real estate investments.

  If the portfolio has substantial exposure to small companies, it would be subject to the greater volatility of small-cap stocks.

  Science & Technology Fund

  Companies in the rapidly changing fields of science and technology often face unusually high price volatility, in terms of both gains and losses. Products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines. A portfolio focused primarily on these stocks is therefore likely to be much more volatile than one with broader diversification that invests in more sectors of the economy.

  The level of risk will rise to the extent that the fund has significant exposure to smaller, unseasoned (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history, and their stocks may lack liquidity and be very volatile.

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you can accept the risks of investing in a single industry, one or more of the following may be an appropriate way to incorporate additional exposure to a particular industry into a diversified portfolio:

  Developing Technologies Fund could be an appropriate part of your overall investment strategy if you seek a very aggressive approach to capital growth through investments in companies involved with newer, developing technologies and can accept the potential for extreme volatility.

  Financial Services Fund could be an appropriate part of your overall investment strategy if you seek the potential for significant capital growth and wish to participate in the growth prospects of the financial services sector.

  Global Technology Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in worldwide technology stocks and can accept the potential for above-average price fluctuations.

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  Health Sciences Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in health sciences stocks and can accept the potential for above-average price fluctuations.

  Media & Telecommunications Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in a limited group of industries in pursuit of long-term capital growth.

  New Era Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in U.S. and foreign companies whose earnings are especially influenced by worldwide economic and monetary conditions in pursuit of long-term capital growth.

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  Real Estate Fund could be an appropriate part of your overall investment strategy if you are willing to accept the risks of investing in the real estate industry in an effort to achieve long-term capital growth and income.
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  Science & Technology Fund could be an appropriate part of your overall investment strategy if you seek an aggressive approach to capital growth through investment in science and technology stocks and can accept the potential for above-average price fluctuations.

  The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

  Each fund can be used in both regular and tax-deferred accounts, such as an individual retirement account (IRA).

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Past fund returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

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  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred
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  account, such as a 401(k) account or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.
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The fund began as the closed-end New Age Media Fund and converted to open-end status on July 25, 1997, operating under a different expense structure.

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  Table 2  Average Annual Total Returns (Continued)
	Periods ended 06/30/08
	1 year	5 years	Shorter of 10 years or since inception	Inception date
Developing Technologies Fund
Returns before taxes	-17.92%	6.27%	-9.96%	8/31/00
Returns after taxes on distributions	-17.92	6.27	-10.01
Returns after taxes on distributions and sale of fund shares	-11.65	5.42	-7.94
S&P 500 Index	-13.12	7.58	-0.45
Lipper Science & Technology Funds Index	-7.43	8.12	-10.86
Financial Services Fund
Returns before taxes	-34.34	2.71	4.26	9/30/96
Returns after taxes on distributions	-35.99	0.99	2.78
Returns after taxes on distributions and sale of fund shares	-20.63	2.53	3.49
S&P 500 Financial Sector Index (Total Return)	-42.36	-1.27	0.29
Lipper Financial Services Funds Index	-36.34	0.99	1.01
Global Technology Fund
Returns before taxes	-9.91	10.89	-5.15	9/29/00
Returns after taxes on distributions	-9.91	10.89	-5.15
Returns after taxes on distributions and sale of fund shares	-6.44	9.51	-4.25
MSCI AC World Index—Information Technology	-8.48	8.89	-7.12
Health Sciences Fund
Returns before taxes	0.07	11.76	10.33	12/29/95
Returns after taxes on distributions	-1.73	10.95	9.22
Returns after taxes on distributions and sale of fund shares	1.50	10.07	8.65
S&P 500 Index	-13.12	7.58	2.88
Lipper Health/Biotechnology Funds Index	-5.70	7.63	7.14
Media & Telecommunications Fund
Returns before taxes	-12.50	19.83	12.39	10/13/93
Returns after taxes on distributions	-13.83	19.47	10.96
Returns after taxes on distributions and sale of fund shares	-6.77	17.56	10.27
S&P 500 Index	-13.12	7.58	2.88
Lipper Telecommunication Funds Average	-20.57	10.94	0.71
New Era Fund
Returns before taxes	32.47%	31.72%	17.19%	1/20/69
Returns after taxes on distributions	31.30	30.80	15.66
Returns after taxes on distributions and sale of fund shares	22.11	28.18	14.57
S&P 500 Index	-13.12	7.58	2.88
Lipper Global Natural Resources Funds Index	37.89	34.14	20.26
Real Estate Fund
Returns before taxes	-17.01	14.79	11.34	10/31/97
Returns after taxes on distributions	-18.45	13.20	9.58
Returns after taxes on distributions and sale of fund shares	-10.56	12.25	8.98
Dow Jones Wilshire Real Estate Securities Index (float adjusted market capitalization weighting)a	-15.42	14.90	11.02
Lipper Real Estate Funds Index	-11.55	14.72	10.67
Science & Technology Fund
Returns before taxes	-6.60	7.52	-0.09	9/30/87
Returns after taxes on distributions	-6.60	7.52	-0.92
Returns after taxes on distributions and sale of fund shares	-4.29	6.52	-0.02
S&P 500 Index	-13.12	7.58	2.88
Lipper Science & Technology Funds Index	-7.43	8.12	2.60
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  Fund Profile

  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  aThis new benchmark consists of the performance of the Dow Jones Wilshire Real Estate Securities Index (full market capitalization weighting) through 6/30/07 and the performance of the Dow Jones Wilshire Real Estate Securities Index (float adjusted market capitalization weighting) from 7/1/07 onward. The Dow Jones Wilshire Real Estate Securities Index (full market capitalization weighting) has been discontinued.

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  S&P 500 Index tracks the stocks of 500 U.S. companies.
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  MSCI AC World Index — Information Technology tracks the performance of information technology stocks held in the MSCI AC World Index, which is a capitalization-weighted index of stocks from developed and emerging markets worldwide.

  Dow Jones Wilshire Real Estate Securities Index (float adjusted market capitalization weighting) is a float adjusted market capitalization-weighted index composed of publicly traded real estate investment trusts and real estate operating companies.

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  Fund Profile

  What fees and expenses will I pay?

  The shares that are offered in this profile are 100% no load. The Developing Technologies and Real Estate Funds charge a 1.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

  Table 3  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimbursement	Net expenses

Developing Technologies	1.00%	0.90%	0.78%	1.68%	0.18%	1.50%b
Financial Services	—	0.65	0.26	0.91	—	—
Global Technology	—	0.75	0.44	1.19	—	—
Health Sciences	—	0.65	0.18	0.83	—	—
Media & Telecommunications	—	0.65	0.18	0.83	—	—
New Era	—	0.55	0.09	0.64	—	—
Real Estate	1.00	0.60	0.14	0.74	—	—
Science & Technology	—	0.65	0.29	0.94	—	—
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  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for 90 days or less.

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  bEffective May 1, 2007, T. Rowe Price has contractually obligated itself to waive fees and bear any expenses through April 30, 2009, that would cause the ratio of expenses to average net assets to exceed 1.50%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund`s expense ratio is below 1.50%. However, no reimbursement will be made after April 30, 2011, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.50%. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.
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  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

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  Fund Profile

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Fund	1 year	3 years	5 years	10 years
Developing Technologies	$153	$487	$872	$1,950
Financial Services	93	290	504	1,120
Global Technology	121	378	654	1,443
Health Sciences	85	265	460	1,025
Media & Telecommunications	85	265	460	1,025
New Era	65	205	357	798
Real Estate	76	237	411	918
Science & Technology	96	300	520	1,155
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  Who manages the funds?

  The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

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  Developing Technologies and Global Technology Funds  Jeffrey Rottinghaus manages the funds day to day and has been chairman of their Investment Advisory Committees since 2005 for the Developing Technologies Fund and since 2006 for the Global Technology Fund. He joined T. Rowe Price in 2001 and his investment experience dates since that time.
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  Financial Services Fund  Jeffrey W. Arricale manages the fund day to day and has been chairman of its Investment Advisory Committee since 2007. He joined T. Rowe Price in 2001 and his investment experience dates since that time.
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  Health Sciences Fund  Kris H. Jenner, M.D., D. Phil., manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. He joined T. Rowe Price as an analyst in 1997 and his investment experience dates from 1998.
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  Media & Telecommunications Fund  Henry M. Ellenbogen manages the fund day to day and has been chairman of its Investment Advisory Committee since 2005. He joined T. Rowe Price in 2001 and his investment experience dates since that time.
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  New Era Fund  Charles M. Ober manages the fund day to day and has been chairman of its Investment Advisory Committee since 1997. He joined T. Rowe Price in 1980 and his investment experience dates from 1987.
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  Real Estate Fund  David M. Lee manages the fund day to day and has been chairman of its Investment Advisory Committee since 1997. He joined T. Rowe Price in 1993 as a research analyst and his investment experience dates since that time.
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  Fund Profile

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  Science & Technology Fund  Michael F. Sola manages the fund day to day and has been chairman of its Investment Advisory Committee since 2002. He joined T. Rowe Price in 1994 as an investment analyst, and his investment experience dates from 1997.
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  To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan`s toll-free number for additional information. Also note that this profile may include funds not available through your plan.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The funds distribute income and net capital gains, if any, at year-end except the Real Estate Fund, which distributes income quarterly. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  Real Estate Fund

  Distributions from the Real Estate Fund will not be included in your consolidated Form 1099-DIV that we send to you in January of each year. The Real Estate Fund`s distributions will be reported on a separate Form 1099-DIV mailed to you in February. The reasons for this are:

  A sizable portion of the dividends paid by REITs may represent a return of capital. Consequently, a portion of the fund`s distributions may also represent a return of capital. Return of capital distributions are not taxable to you, but you

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  Fund Profile

  must deduct them from the cost basis of your investment in the fund. Returns of capital are listed as "nontaxable distributions" on Form 1099DIV.

  REITs typically have not indicated what proportion of their dividends represent return of capital in time to allow the fund to meet its January 31 deadline for Form 1099-DIV reporting. Therefore, to ensure accurate and complete tax information, we will send you a separate Form 1099-DIV for this fund in February (subject to approval by the IRS).

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  Fund Profile

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

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  RPS C06-035 7/08
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  T. Rowe Price Investment Services, Inc., Distributor.